 EXHIBIT 10.5

February 20, 2009

SUNPOWER CORPORATION
3939 N. 1st Street
San Jose, CA 95134

Dear Mr. Arriola:

This letter is to confirm that WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”) has agreed to extend the maturity date of that certain credit accommodation granted by Bank to SUNPOWER CORPORATION (“Borrower”) in the maximum principal amount of Fifty Million Dollars ($50,000,000.00) pursuant to the terms and conditions of that certain Credit Agreement between Bank and Borrower dated July 13, 2007, as amended from time to time (the “Agreement”).

The maturity date of said credit accommodation is hereby extended until July 3, 2009.  Until such date, all terms and conditions of the Agreement which pertain to said credit accommodation shall remain in full force and effect, except as expressly modified hereby.  The promissory note dated as of April 4, 2008, executed by Borrower and payable to the order of Bank which evidences said credit accommodation (the “Note”), shall be deemed modified as of the date this letter is acknowledged by Borrower to reflect the new maturity date set forth above.  All other terms and conditions of the Note remain in full force and effect, without waiver or modification.

Borrower acknowledges that Bank has not committed to make any renewal or further extension of the maturity date of the above-described credit accommodation beyond the new maturity date specified herein, and that any such renewal or further extension remains in the   sole discretion of Bank.  This letter constitutes the entire agreement between Bank and   Borrower with respect to the maturity date extension for the above-described credit accommodation, and supersedes all prior negotiations, discussions and correspondence concerning said extension.

S:\SF_Documentation\TEAM1\PEN\EXT\Sunpower
Corporation.$50MM.2-09.C-220_CA_DOC: Loan
Extension (Rev. 07/04) au#5681 #7576615169
tk#20090220004

SUNPOWER CORPORATION
February 20, 2009

Please acknowledge your acceptance of the terms and conditions contained herein by dating and signing one copy below and returning it to my attention at the above address on or before March 6, 2009.

Very truly yours,
WELLS FARGO BANK,
  NATIONAL ASSOCIATION

By: /s/ Matthew A. Servatius
       Matthew A. Servatius
       Vice President

Acknowledged and accepted as of                                                                2/25/09                                :

SUNPOWER CORPORATION

By: /s/ Dennis V. Arriola
      Dennis V. Arriola
      Chief Financial Officer

S:\SF_Documentation\TEAM1\PEN\EXT\Sunpower
Corporation.$50MM.2-09.C-220_CA_DOC: Loan
Extension (Rev. 07/04) au#5681 #7576615169
tk#20090220004